UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2010

RAPTOR PHARMACEUTICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-25571	86-0883978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Commercial Blvd., Suite 200, Novato, California 94949
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (415) 382-8111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

As previously disclosed on a Current Report on Form 8-K filed with the United States Securities Exchange Commission (the “SEC”) on August 10, 2010 (the “Previous 8-K”), Raptor Pharmaceutical Corp. (the “Company”) entered into a Securities Purchase Agreement, dated August 9, 2010 (the “Agreement”), with 23 investors set forth on the signature pages thereto (the “U.S. Investors”) and a separate Securities Purchase Agreement, dated August 9, 2010 (the “Canadian Purchase Agreement” and together with the Agreement, the “Purchase Agreements”), with a certain Canadian investor set forth on the signature page thereto (the “Canadian Investor” and together with the U.S. Investors, the “Investors”), for the private placement of the Company’s common stock, par value $0.001 per share (“Common Stock”), and warrants to purchase Common Stock (the “Financing Transaction”), at a purchase price of $3.075 per unit, with each unit comprised of one share of Common Stock (a “Share”) and a warrant (an “Investor Warrant”) to purchase one share of Common Stock.

The closing of the Financing Transaction (the “Closing”) occurred on August 12, 2010.  The Company completed the sale and issuance of an aggregate of 4,897,614 Shares and Investor Warrants to purchase up to 4,897,614 shares of the Common Stock for gross proceeds of $15,060,163.05.  Each Investor Warrant, exercisable for 5 years from the Closing, has an exercise price of $3.075 per share.  As a result of the Financing Transaction, the Company issued to JMP Securities LLC, the placement agent for the Financing Transaction (the “Placement Agent”), a warrant to purchase up to 97,952 shares of Common Stock (the “Placement Agent Warrant”) on substantially similar terms and conditions as the Investor Warrants (except that the Placement Agent Warrant may not be exercised until the sixth month anniversary of the issuance date) and paid a commission of $ 978,910.60 to the Placement Agent as well as certain of its expenses.    A copy of the Placement Agent Warrant is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

           In connection with the Closing, on August 12, 2010, the Company entered into a Registration Rights Agreement with the Investors (the “Registration Rights Agreement”), pursuant to which the Company will file a registration statement related to the Financing Transaction with the SEC covering the resale of the Shares issued to the Investors under the Purchase Agreements and the shares of Common Stock that will be issued to the Investors upon exercise of the Investor Warrants.

The foregoing summary of the Purchase Agreements, the Registration Rights Agreement, the Investor Warrants and the Placement Agent Warrant does not purport to be a complete description of the material terms and rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Agreement, filed as Exhibit 10.1 to the Previous 8-K, the Canadian Purchase Agreement, filed as Exhibit 10.2 to the Previous 8-K, the Registration Rights Agreement, filed as Exhibit 10.3 to this Current Report on Form 8-K, the Form of Investor Warrants, filed as Exhibit 4.1 to the Previous 8-K, and the Placement Agent Warrant, filed as Exhibit 10.3 to this Current Report on Form 8-K, and each such exhibit incorporated by reference herein.

Item 3.02  Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above regarding the Financing Transaction is incorporated herein by reference.

The Securities offered and sold under the Purchase Agreements to the Investors were offered and sold in reliance upon exemptions from registration under the Securities Act in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering. The Purchase Agreements contain representations to support the Company’s reasonable belief that the Investors had access to information concerning the Company’s operations and financial condition, the Investors did not acquire the Securities with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the Investors are “accredited investors” (as defined by Rule 501 under the Securities Act). The Company relied upon the representations made by the Investors pursuant to the Purchase Agreements in determining that such exemptions were available.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

		Filed
Exhibit		Here	Incorporated by Reference
No.	Exhibit Description	with	Form	File No.	Exhibit	Filing Date	Filed By
4.1	Form of Warrant		8-K	000-25571	4.1	August 10, 2010	The Company
4.2	Warrant issued to JMP Securities LLC, dated August 12, 2010	X
10.1	Securities Purchase Agreement, dated August 9, 2010, by and among the Company and the U.S. Investors signatories thereto		8-K	000-25571	10.1	August 10, 2010	The Company
10.2	Securities Purchase Agreement, dated August 9, 2010, by and between the Company and the Canadian Investor signatory thereto		8-K	000-25571	10.2	August 10, 2010	The Company
10.3	Registration Rights Agreement, dated August 12, 2010, by and among the Investors signatories thereto	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPTOR PHARMACEUTICAL CORP.
Date: August 13, 2010	By:	/s/ Christopher M. Starr
	Name: Title:	Christopher M. Starr, Ph.D. Chief Executive Officer

Exhibit Index

		Filed
Exhibit		Here	Incorporated by Reference
No.	Exhibit Description	with	Form	File No.	Exhibit	Filing Date	Filed By
4.1	Form of Warrant		8-K	000-25571	4.1	August 10, 2010	The Company
4.2	Warrant issued to JMP Securities LLC, dated August 12, 2010	X
10.1	Securities Purchase Agreement, dated August 9, 2010, by and among the Company and the U.S. Investors signatories thereto		8-K	000-25571	10.1	August 10, 2010	The Company
10.2	Securities Purchase Agreement, dated August 9, 2010, by and between the Company and the Canadian Investor signatory thereto		8-K	000-25571	10.2	August 10, 2010	The Company
10.3	Registration Rights Agreement, dated August 12, 2010, by and among the Investors signatories thereto	X